COLUMBIA FUNDS SERIES TRUST

COLUMBIA MID CAP VALUE FUND

(the “Fund”)

Supplement dated May 30, 2012 to the

Fund’s prospectuses dated July 1, 2011, as supplemented

(Replaces the supplement dated July 28, 2011)

1.	Effective May 30, 2012, the section of each prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Managers

Columbia Management Investment Advisers, LLC	David I. Hoffman Co-manager. Service with the Fund since 2004.

Lori J. Ensinger, CFA Co-manager. Service with the Fund since 2001.

2.	Effective May 30, 2012, the table in the section of each prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

David I. Hoffman

Co-manager. Service with the Fund since 2004.

Portfolio Manager of the Adviser. From 2001 until joining the Adviser in May 2010, Mr. Hoffman was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Hoffman began his investment career in 1986 and earned a B.A. from Grinnell College and a masters degree from Columbia University.

Lori J. Ensinger, CFA

Co-manager. Service with the Fund since 2001.

Portfolio Manager of the Adviser. From 2001 until joining the Adviser in May 2010, Ms. Ensinger was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Ensinger began her investment career in 1983 and earned a B.A. from Williams College.

Shareholders should retain this Supplement for future reference.

C-1216-2 A (5/12)